EXHIBIT 10.6

                              CONSULTING AGREEMENT


            CONSULTING AGREEMENT, dated as of December 13, 2004, by and between Gridline Communications Corp., a Delaware limited corporation (the "COMPANY"), and Gerard Werner, an individual residing at [_________] ("CONSULTANT").

                                   WITNESSETH

            WHEREAS, beginning on the date hereof and continuing six months from the date of the closing of the acquisition of the Company by North Shore Capital IV, Inc. (the "TERM"), the Company has retained the Consultant to provide certain consulting services and assistance to NSC;

            WHEREAS, the Company desires to retain Consultant as an independent consultant to provide certain services and assistance to the Company upon the terms and conditions set forth herein, and

            WHEREAS, Consultant is willing to provide such consulting services and assistance to NSC upon the terms and conditions set forth herein.

            NOW, THEREFORE, in consideration of the mutual covenants of the parties set forth herein, and for other good and valuable consideration, Consultant and the Company agree as follows:

            1. ENGAGEMENT. The Company agrees to retain Consultant and Consultant hereby agrees to assist the Company for the purpose of preparing financial statements and tax returns for NSC. In such capacity, Consultant shall report to, and follow the directions of the Company and perform such additional functions as may be determined from time to time by the Company.

            2. TERM; TERMINATION. The term of this Agreement shall commence on the date hereof and shall continue through the Term (the last day of the Term is hereinafter referred as the "TERMINATION DATE"), at which time Consultant's consulting services and assistance to the Company and NSC shall terminate. Either the Company or Consultant may terminate this Agreement at any time upon thirty (30) days' prior written notice to the other party; PROVIDED, HOWEVER, the Company may terminate this Agreement effective immediately upon written notice to Consultant upon a default by Consultant in the performance of any of his obligations under this Agreement, which default is not cured within seven
(7) days of receipt of notice of such default.

            3. COMPENSATION AND EXPENSES. As consideration for the consulting services and assistance provided to NSC by Consultant from the date hereof through the Termination Date, the Company shall pay Consultant a total sum of US$50,000. Payment will be made by wire transfer upon the execution hereof to an account designated in writing by Consultant. Consultant is not authorized to incur any business expenses on behalf of the Company without its prior written consent.

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            4.    INDEPENDENT  CONSULTANT.  Consultant is acting  hereunder as a professional entity and independent contractor. Consultant is not an employee, agent or a partner of the Company. The Company shall not be responsible for any payroll-related taxes or Federal, state or local deductions in respect of the Consultant or services rendered by Consultant to the Company. Consultant will prepare and file all tax information, forms and returns with the appropriate Federal, state or local governmental agencies or authorities as required by law. The Company will send Consultant a Form 1099. Neither this Agreement nor any operation hereunder shall create a general or limited partnership, association or joint venture or agency relationship between the Company and Consultant.

            5. CONFIDENTIAL AND PROPRIETARY RELATIONSHIP. Consultant shall not disclose, duplicate, copy, or use for any purpose other than the performance of this Agreement and shall treat as confidential and as proprietary to the Company all information which relates to the Company and its assets; PROVIDED, HOWEVER, that the obligation to treat as proprietary and confidential shall not apply to information which shall be publicly available or which shall be required to be disclosed by applicable law or regulatory or judicial process. The provisions of this Section 5 shall survive the Termination Date.

            6.    INTELLECTUAL PROPERTY.

      (a) The Company and Consultant desire that all Intellectual Property (as hereinafter defined) made or conceived by Consultant in connection with the services provided under this Agreement (collectively, the "CONSULTANT'S IP"), shall be owned by the Company, free and clear of any reserved rights of Consultant. "INTELLECTUAL PROPERTY" means (a) any rights worldwide in (i) any copyright, including any copyright rights in all text, code and software of any kind, and all graphic, photographic, audiovisual works, (ii) any patent, trademark, trade dress, trade name or domain name (regardless of whether such rights have been registered), (iii) registrations and applications for registration of any of the rights listed in clauses (i) or (ii) of this definition, (iii) trade secrets, confidential information, moral rights and goodwill, (iv) data of any kind, including any rights to use data containing personally-identifiable information relating to any natural person, or any e-mail address, and (v) any other proprietary or intellectual property rights in any of the foregoing or as may be needed for the operation of the Company's business in the ordinary course at any time, whether in existence as of the date hereof or coming into existence afterward; and (b) particular copies, or instances of, and tangible and intangible representations of or devices incorporating such rights (or in which such rights formerly inhered prior to expiration). For purposes of illustration, examples of Intellectual Property include: expertise, techniques, diagrams, schematics, flow-charts, drawings, models, inventions, know-how, processes, equipment, databases, algorithms, software programs, documents and formulae (whether patentable or copyrightable or not).

      (b) The Consultant hereby grants, transfers and assigns all right, title and interest in such Consultant IP to the Company. Consultant agrees to provide all assistance reasonably requested by the Company from time to time in the establishment, preservation and enforcement of the Company's rights in such Consultant IP. Consultant hereby waives all moral rights with respect to Consultant IP, all rights of identification of authorship and any and all rights of approval, restriction or limitation on use or subsequent modification.

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


            7. ASSIGNMENT. Neither party to this Agreement may assign this Agreement or any right or obligation hereunder either in whole or in part without the written consent of the other party.

            8. AMENDMENT. This Agreement may only be supplemented, abandoned, discharged, amended, renewed or extended by a written instrument executed by each of the parties hereto.

            9. MISCELLANEOUS. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties hereto, oral and written, with respect to the subject matter hereof, including, without limitation, any agreement relating to the compensation of Consultant by the Company for any consulting services or assistance. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of the Agreement. The failure of either of the parties hereto at any time to enforce any of the provisions of this Agreement shall not be deemed or construed to be a waiver of any such provision, nor to in any way affect the validity of this Agreement or any provision hereof and the right of either of the parties hereto to thereafter enforce each and every provision of this Agreement shall be effective unless waiver thereof is set forth in a written instrument executed by the party against whom enforcement of such waiver is sought; and no waiver of any such breach shall be construed or deemed to be a waiver of any other or subsequent breach. If any of the provisions of this Agreement shall be held invalid, the remainder of this Agreement shall not be affected thereby.

            10. CHOICE OF LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without regard to conflicts of laws principles.

            11. SUBMISSION TO EXCLUSIVE JURISDICTION. With respect to any claim arising out of this Agreement each party (a) irrevocably submits to the exclusive jurisdiction of the courts of the State of Texas and the United States District Courts located in the City of Houston, texas, and irrevocably waives
(i) any objection which it may have at anytime to the laying of venue of any suit, action or proceeding brought in any such court, (ii) any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum and (iii) the right to object with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have the jurisdiction over such party.



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            IN WITNESS  WHEREOF,  the  parties  have  executed  this  Consulting
Agreement on and as of the day and year first above written.




                                                 GRIDLINE COMMUNICATIONS CORP.


                                                 By:  /s/ Blaize Kaduru
                                                    ---------------------------
                                                     Name:
                                                     Title:


                                                  /s/ Gerard Werner
                                                 ------------------------------
                                                 Gerard Werner